Exhibit 10.96

STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (“Agreement”) is made as of January 20, 2022, by Precision Affiliated Holdings LLC, a Delaware limited liability company (“Pledgor”), to Fifth Third Bank, National Association (“Lender”).

A.
Lender is contemporaneously with the execution of this Agreement and/or may in the future make loans to Precision Industries, Inc., a Pennsylvania corporation (“Borrower”), pursuant to a Credit and Security Agreement dated as of even date herewith (as the same may be amended or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.
B.
The extension and/or continued extension of credit, as aforesaid, by Lender is necessary and desirable to the conduct and operation of the business of Issuer and will inure to the personal and financial benefit of Pledgor.
C.
It is a condition precedent to the Credit Agreement that the Pledgor shall make the pledge contemplated by this Agreement.

In consideration of the premises and in order to induce the Lender to enter into the Credit Agreement, the Pledgor hereby agrees as follows:

1.
Pledge. The Pledgor hereby pledges to the Lender and grants to the Lender a security interest in all of the Pledgor’s now owned or hereinafter acquired right, title and interest in and to the following (the “Pledged Collateral”):
(a)
the Shares of stock described on Schedule 1 and issued by the issuers named therein and any additional shares of stock issued by any such issuer to Pledgor (the “Shares”), and the certificates, instruments and agreements representing the Shares;
(b)
any and all warrants, rights or options to purchase any shares of capital stock of any issuer of Shares;
(c)
the proceeds, if and when received, of the Shares and other instruments and documents representing the Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Shares;
(d)
the proceeds, if and when received, of all additional shares of stock of any issuer of the Shares from time to time acquired by the Pledgor in any manner, the certificates and other instruments and documents representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

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(e)
the proceeds, if and when received, of all shares of stock from time to time received or acquired by the Pledgor in any manner resulting from the acquisition or formation by the issuer of the Shares of a subsidiary, the certificates and other instruments and documents representing such shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and
(f)
all other property hereafter delivered to the Lender in substitution for or in addition to any of the foregoing, all certificates, certificates of deposit, notes, instruments and documents representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.
2.
Security for Obligations. This Agreement secures the payment and performance of all of the obligations and indebtedness under the Credit Agreement and of all Pledgor’s obligations under this Agreement (the “Obligations”).
3.
Delivery of Pledged Collateral. All share certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right, at any time during a Default Period, in its discretion, to transfer to or to register in the name of the Lender or any of its nominees any or all of the Pledged Collateral, provided that, at such time as the applicable Default Period is no longer continuing, all such Pledged Collateral shall revert to the name of the Borrower, and the Lender shall, at Borrower’s request and at Borrower’s sole cost and expense, take all actions reasonably necessary to effectuate the same.
4.
Representations and Warranties. The Pledgor represents and warrants as follows:
(a)
The Shares have been duly authorized and validly issued and are fully paid and non-assessable.
(b)
The Pledgor is and will be at all times the legal and beneficial owner of the Shares and the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for security interests created in favor of the Lender and any Permitted Liens.
(c)
The pledge pursuant to this Agreement of any Pledged Collateral coupled with the execution of blank stock powers, creates or will create a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.
(d)
No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Lender of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement

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(except as may be required in connection with such disposition by laws affecting the foreclosure of security interests generally).
(e)
The certificate numbers and other information concerning the Shares are contained in Schedule 1 attached hereto and incorporated herein.
5.
Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, certificates and documents and take all further action that Lender may deem necessary or desirable in its reasonable discretion, in order to perfect and protect any security interest granted or purported to be granted hereby or under the Loan Documents.
6.
Pledgor’s Rights; Dividends; Etc.
(a)
Subject to the next sentence, the Pledgor shall be entitled to exercise any and all voting and other consensual rights to which it is entitled in connection with any Pledged Collateral provided such voting and other consensual rights are not exercised in a manner that would knowingly and intentionally result in an Event of Default. During a Default Period and upon three (3) days’ prior written notice to Pledgor of Lender’s intention to exercise such rights, Lender shall be vested with all rights of Pledgor to exercise the voting and consensual rights and powers with respect to the Pledged Collateral.
(b)
So long as no Default Period then exists, the Pledgor shall be entitled to receive any and all dividends, interest or principal in respect of Pledged Collateral. Upon the occurrence and during the continuance of an Event of Default:
(i)
all rights of the Pledgor to receive the interest, dividends and distributions on the Pledged Collateral which Pledgor would otherwise be authorized to receive and retain pursuant to Section 6(b) (other than Tax Distributions to the extent received by Pledgor in cash and promptly remitted to Pledgor’s members after Pledgor’s receipt thereof) shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, interest, distributions and payments, all of which shall be applied to the Obligations in accordance with the Credit Agreement and Section 11(b) of this Agreement.
(ii)
All interest, dividends, distributions and payments which are received by the Pledgor contrary to the provision of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Lender, shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).
(c)
Notwithstanding the foregoing, if Lender has elected to exercise its rights under this Section 6, at such time that an Event of Default is no longer continuing, all rights in respect of the Shares shall revert to the Pledgor, and Lender shall, at Borrower’s request and at Borrower’s sole cost and expense, take all actions reasonably necessary to effectuate the same.
7.
Transfers and Other Liens; Notice to Prior Secured Party. The Pledgor agrees that Pledgor will not create or permit to exist any lien, security interest, or other charge or encumbrance

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upon or with respect to the Shares or any of the Pledged Collateral, except for the security interest under this Agreement and as permitted by the Credit Agreement.
8.
Lender Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default, the Pledgor hereby irrevocably appoints the Lender the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender’s discretion, to take any action to, and to execute any financing statement, document, instrument or other instrument and do such other acts and things which the Lender may deem necessary or advisable to: (i) preserve and perfect Lender’s security interest in the Pledged Collateral and (ii) demand, receive, endorse, assign, hold and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.
9.
Lender May Perform. If the Pledgor fails to perform any agreement contained herein (other than as set forth in Section 6 or to provide its consent to an amendment under Section 15), the Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Pledgor in accordance with Section 13.
10.
Reasonable Care. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall have no responsibility for (a) ascertaining or taking action with respect to maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.
11.
Remedies. If any Event of Default shall have occurred and be continuing:
(a)
The Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein and as otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the Uniform Commercial Code and the Lender may also, without notice as specified below, execute upon and apply (for itself or any designee it elects) the Pledged Collateral directly toward the payment of the Obligations, and sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Pledgor of the time and place of any public sale and one publication in a local newspaper, or at least ten (10) days’ notice of the time after which any private sale is to be made, shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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(b)
Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 13) in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.
12.
Indemnification. Neither the Lender, nor any director, officer, agent or employee of the Lender, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection therewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to indemnify and hold harmless the Lender and any such agent of Lender from and against any and all liability incurred by the Lender (or such agent) hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct on the part of the Lender or such agent.
13.
Expenses. The Pledgor will upon demand pay to the Lender the amount of any and all reasonable and documented expenses, including the reasonable and documented fees and expenses of its outside counsel and of any experts and agents, which the Lender may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (b) the exercise or enforcement of any of the rights of the Lender hereunder, or (c) the failure by Pledgor to perform or observe any of the provisions hereof.
14.
Security Interest Absolute. All rights of the Lender and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:
(i)
any lack of validity or enforceability of the Credit Agreement, Loan Documents, any guaranty executed by Pledgor in favor of Lender or any other agreement or instrument relating to any of the foregoing;
(ii)
any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, Loan Documents, any guaranty executed by Pledgor in favor of Lender;
(iii)
any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or
(iv)
any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor or any other pledgor or any guarantor or comaker in respect of the Obligations or the Pledgor in respect of this Agreement, other than the defense of payment in full of the Obligations.

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(b)
The Lender may, furthermore, from time to time, whether before or after any of the Obligations shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) retain or obtain a security interest in any property, in addition to the Pledged Collateral, to secure any of the Obligations, (ii) retain or obtain the primary or secondary liability of any party or parties with respect to any of the Obligations, (iii) extend or renew for any period (whether or not longer than the original period) or exchange any of the Obligations or release or compromise any obligation of any nature of any party with respect thereto, (iv) surrender, release or exchange all or any part of any property, in addition to the Pledged Collateral, securing any of the Obligations, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect to any such property, and (v) resort to the Pledged Collateral for payment of any of the Obligations whether or not it shall have resorted to any other property securing the Obligations or shall have proceeded against any party primarily or secondarily liable on any of the Obligations.
15.
Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender (and in the case of any amendment to this Agreement, the Lender and the Pledgor), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
16.
Addresses for Notices. All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by email, or delivered in person, to the address or email address specified for Lender or Pledgor, as applicable:

If to Pledgor:

Precision Affiliated Holdings LLC

99 Berry Road

Washington, PA 15301

Attn: Eric Althofer

If to Lender:

Fifth Third Bank, National Association

6111 N. River Road

Rosemont, IL 60018

Attn: Mr. Richard Sitz

Email: Richard.Sitz@53.com

Pledgor agrees that notices and other communications to it hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by Lender and such electronic communication shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by the Loan Documents. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

17.
Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full

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of the Obligations (other than contingent Obligations which expressly survive termination of this Agreement and for which no claim has been made) and the termination of any commitment by the Lender with respect thereto, (b) be binding upon the Pledgor, the Pledgor’s successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns.
18.
Governing Law; Terms. This Agreement shall be effective upon execution hereof by all parties hereto. Any invalidity or unenforceability of any provision or application of this Agreement shall not affect other lawful provisions and application thereof, and to this end the provisions of this Agreement are declared to be severable. This Agreement may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Pledgor and the Lender. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Illinois. The Pledgor (a) consents to the personal jurisdiction of the state and federal courts located in the State of Illinois in connection with any controversy related to this Agreement; (b) waives any argument that venue in any such forum is not convenient, (c) agrees that any litigation initiated by the Lender or the undersigned in connection with this Agreement shall be venued in either the state courts or Federal Court located in Chicago, Illinois; and (d) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
19.
Counterparts; Integration; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement and the other Loan Documents to which Pledgor is a party constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
20.
Trial By Jury. THE PLEDGOR and THE LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY CLAIM, COUNTERCLAIM, ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

[signature page to follow]

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Pledgor has executed this Agreement as of the date first written above.

Precision Affiliated Holdings LLC,

a Delaware limited liability company

By:

Name:

Title:

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Acknowledged and Agreed:

Lender:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: ______________________

Name: ___________________

Title: ____________________

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Schedule 1

Non-Rule 144 Securities:

Issuer	Registered Owner	No. of Shares	Certificate Number
Precision Industries, Inc.	Precision Affiliated Holdings LLC	1000	1

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STOCK POWER

FOR VALUE RECEIVED, Precision Affiliated Holdings LLC hereby sells, assigns and transfers unto _______ (___) Shares of the common stock of _________________________________, standing in his/her/its name on the books of said corporation represented by Certificate No. _______ herewith and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said stock on the books of the within named Issuer with full power of substitution in the premises.

Dated __________ ____, ________

Precision AffiliateD Holdings LLC,

a Delaware limited liability company

By:

Name:

Title:

In Presence of:

Witness

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